Exhibit 99.1

FOR IMMEDIATE RELEASE

July 27, 2026

Novanta Completes Acquisition of Riverpoint Medical

BOSTON, July 27, 2026 -- Novanta Inc. (Nasdaq: NOVT) (“Novanta” or the “Company”), a trusted technology partner to medical and advanced technology equipment manufacturers, today announced that it has completed the acquisition of Riverpoint Medical (“Riverpoint Medical” or “Riverpoint”) from Arlington Capital Partners. Riverpoint is a category leader in high-growth minimally invasive surgical consumables, including advanced surgical fibers and related technologies for sports medicine, trauma and cardiovascular surgical applications.

“Riverpoint Medical is a market-leading, high-growth surgical consumables business growing revenue and cash flow at twice Novanta's rate, and the acquisition is expected to double Novanta's recurring medical consumables revenue to roughly $300 million while pushing medical end-market exposure to 60% of total revenue,” said Matthijs Glastra, Novanta’s Chair & Chief Executive Officer. “Beyond the top-line boost, we believe the deal unlocks a $2 billion incremental addressable market through shared OEM customer relationships and strengthens Novanta’s regional, FDA-registered manufacturing footprint, positioning the overall company for accelerated, higher-margin growth.”

The transaction is expected to generate a high single-digit return on invested capital by year three, achieve the Company’s return hurdle rate by year five, and be immediately accretive to Novanta’s organic growth, adjusted gross margins, adjusted EBITDA growth and margins, and cash flows. The acquisition is also expected to contribute $0.18 to $0.25 of adjusted earnings per share (“EPS”) in 2027, the first full year after the close, with additional detail on the impact to Novanta’s 2026 financials to be provided on the upcoming second quarter earnings call. Riverpoint Medical will be reported under Novanta’s Medical Solutions operating segment.

Use of Non-GAAP Financial Measures

The non-GAAP financial measures referenced in this press release include Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Margin, and Adjusted Diluted EPS. A reconciliation of these forward-looking non-GAAP measures to the most directly comparable GAAP financial measures is not provided because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including the final purchase price allocation, amortization of acquired intangibles, and other acquisition-related items not available prior to closing. For definitions of these measures and reconciliations of historical non-GAAP results, refer to Novanta's most recent filings with the Securities and Exchange Commission.

Safe Harbor and Forward-Looking Information

Certain statements in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “target,” “could,” “should,” “may,” “will,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, the statement of Mr. Glastra in this press release; statements regarding the acquisition of Riverpoint Medical, the anticipated benefits and synergies of the transaction, our ability to successfully integrate Riverpoint Medical, and our ability to implement our plans, forecasts and other expectations with respect to Riverpoint Medical’s business after the completion of the acquisition, expected financial performance and impact, financial position and financial measures and metrics, including expectations regarding accretion, revenue growth, margins, cash flows, return on capital and adjusted earnings per share, our financial outlook for Novanta, Riverpoint Medical and the combined companies, expectations for future growth and prospects, expectations for strategies and business models, and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause future expectations and actions and actual results to differ materially from those contained in the forward-looking statements. Our future expectations and actions and actual results could differ materially from those anticipated in these forward-looking statements as a result of various important factors, including, but not limited to, the following: the possibility that any of the anticipated benefits or synergies of the transaction may not be realized; the risk that the business of Riverpoint Medical may not be integrated successfully; and other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition that are discussed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our subsequent filings with the Securities and Exchange Commission. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. Undue reliance should not be placed on these statements, which are only effective as of the date of this news release. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this news release except as required by law.

About Riverpoint Medical

Riverpoint Medical is a category leader in high-growth minimally invasive surgical consumables, designing and manufacturing IP-protected, private-label products for leading medical OEM customers. Riverpoint’s portfolio includes suture anchors, implantable materials, sutures, and surgical instruments, primarily serving sports medicine and cardiovascular surgery applications. The company’s differentiated position is built on proprietary material science and coating technologies, including osteoconductive materials and coatings, and its ability to own the 510(k) clearance process end-to-end for its customers. Riverpoint is headquartered in Portland, Oregon U.S.A., with manufacturing operations in Portland, Oregon and San Jose, Costa Rica. For more information, visit www.rpmed.com.

About Novanta

Novanta is a leading global supplier of core technology solutions that give medical, life science, and advanced industrial original equipment manufacturers a competitive advantage. We combine deep proprietary expertise and competencies in precision medicine, precision manufacturing, robotics and automation, and advanced surgery with a proven ability to solve complex technical challenges. This enables Novanta to engineer proprietary technology solutions that deliver extreme precision and performance, tailored to our customers' demanding applications. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation, the Novanta Growth System, and our customers’ success. Novanta’s common shares are quoted on Nasdaq under the ticker symbol “NOVT.”

More information about Novanta is available on the Company’s website at www.novanta.com. For additional information, please contact Novanta Investor Relations at (781) 266-5137 or InvestorRelations@novanta.com. Media Relations at mediarelations@novanta.com.

About Arlington Capital Partners

Arlington Capital Partners is a Washington, D.C.-area private investment firm specializing in government-regulated industries. Focused on the healthcare, aerospace and defense, and government services and technology sectors, the Firm partners with founders and entrepreneurs to build platforms of strategic importance to national priorities. Operating in markets with high barriers to entry, Arlington looks to partner with organizations within these industries that save lives, improve effectiveness, and reduce costs. Since inception in 1999, Arlington has invested in over 200 companies and raised over $14 billion in committed capital. The Firm is currently investing out of its $6 billion Fund VII. For more information, visit Arlington’s website at www.arlingtoncap.com and follow Arlington on LinkedIn.

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